Exhibit 10.59

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE BORROWER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE, PROVIDED SUCH PLEDGE IS MADE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

SENIOR SECURED CONVERTIBLE TERM NOTE

Note # 06/30/16B-1

June 30, 2016	Principal: U.S. $[****]

FOR VALUE RECEIVED, Elevate Credit, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to VPC Investor Fund B, LLC or its registered assigns (the “Holder”) the amount set out above as the Principal or, if less, the aggregate unpaid principal amount of all draws funded by the Holder to the Borrower pursuant to the terms of that certain Second Amended and Restated Financing Agreement, dated as of June 30, 2016, by and among Rise SPV, LLC, a Delaware limited liability company (the “US Term Note Borrower”), Elevate Credit International Ltd., a company incorporated under the laws of England (the “UK Borrower”), Elevate Credit Service, LLC, a Delaware limited liability company (the “US Last Out Term Note Borrower”), the Borrower, the Guarantors (as defined therein) party thereto, Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the “Agent”), and the Lenders (as defined therein) party thereto (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time, the “Financing Agreement”). The Borrower hereby promises to pay accrued and unpaid interest and premium, if any, on the draws under this Note (as defined below) on the dates, rates and in the manner provided for in the Financing Agreement. This Senior Secured Convertible Term Note (including all Senior Secured Convertible Term Notes issued in exchange, transfer, or replacement hereof) is one of the Notes issued pursuant to the Financing Agreement (collectively, the “Notes”). Capitalized terms used and not defined herein are defined in the Financing Agreement.

1. Redemption or Prepayment. This Note is subject to optional and mandatory redemption and mandatory prepayment, in each case, on the terms specified in the Financing Agreement. At any time an Event of Default exists, the draws under this Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2. Conversion.

2.1 Conversion Into New Equity Securities.

(a) Beginning on each date Holder receives or should have received a Qualified Equity Financing Notice (as defined below) and ending upon the consummation of the first closing of the applicable Qualified Equity Financing (as defined below), this Note may, at the Holder’s option, be converted in whole or in part into New Equity Securities (as defined below). The number of New Equity Securities issuable upon such conversion shall equal (i) the outstanding Principal and accrued, but unpaid, interest of this Note being converted, divided by (ii) the Financing Per Share Conversion Price. The “Financing Per Share Conversion Price” shall be equal to, (A) in the event of a 2016 Equity Financing (as defined below) that (x) yields total proceeds to the Borrower of less than twenty-five million dollars ($25,000,000) and (y) pursuant to which at least fifty percent (50%) of the New Equity Securities issued or sold as part of such 2016 Equity Financing are to be issued or sold to investors that are not equity holders of the Borrower as of the date Holder receives or should have received a Qualified Equity Financing Notice or affiliates of such equity holders, the lowest price per share for New Equity Securities paid by another investor in the applicable 2016 Equity Financing; and (B) in the event of any other Qualified Equity Financing, the product of (1) 0.8, multiplied by (2) the lowest price per share for New Equity Securities paid by another investor in the applicable Qualified Equity Financing.

(b) The “New Equity Securities” shall mean shares of capital stock of the Borrower or securities conferring the right to purchase such capital stock or securities convertible, exchangeable or exercisable into or for (with or without additional consideration) such capital stock, in each case issued or sold by the Borrower to investors (i) during the period commencing on the date hereof and ending on December 31, 2016 in connection with any equity financing (a “2016 Equity Financing”) or (ii) during the period commencing on January 1, 2017 and thereafter in connection with an equity financing yielding total proceeds to the Borrower of not less than twenty-five million dollars ($25,000,000) (each of the financings specified in (i) and (ii) above, a “Qualified Equity Financing”).

(c) The Borrower shall provide written notice to the Holder (the “Qualified Equity Financing Notice”) as soon as possible, but in no event less than five (5) business days, before issuing any New Equity Securities in a Qualified Equity Financing. Each Qualified Equity Financing Notice shall set forth (i) the number of New Equity Securities proposed to be issued and sold, (ii) the purchase price per share for the New Equity Securities, (iii) the name and affiliation of the other investors in the Qualified Equity Financing and (iv) the anticipated closing date of the sale of the New Equity Securities.

2.2 Conversion Into Common Stock.

(a) In the event this Note has not been previously converted in whole pursuant to Section 2.1, beginning on each date Holder first receives or should have received a Liquidity

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Event Notice (as defined below) and ending, (i) in the event of a Qualified Acquisition (as defined below), immediately prior to and contingent upon the consummation of such Qualified Acquisition or (ii) in the event of a Qualified IPO (as defined below), immediately prior to and contingent upon the effectiveness of the Borrower’s registration statement in connection with such Qualified IPO, this Note may, at the Holder’s option, be converted in whole or in part into shares of common stock, $0.001 par value per share, of the Borrower (the “Common Stock”). The number of shares of Common Stock issuable upon such conversion, shall equal (i) the outstanding Principal and accrued, but unpaid, interest of this Note being converted, divided by (ii) the Liquidity Per Share Conversion Price. The “Liquidity Per Share Conversion Price” shall be equal to the product of (1) 0.8, multiplied by (2) (A) in the event of a Qualified Acquisition, the price per share for Common Stock paid to a holder thereof in connection with such Qualified Acquisition (assuming for purposes of such calculation that the Holder and all affiliates thereof have converted all Senior Secured Convertible Term Notes issued by the Borrower to the Holder and its affiliates in full and received shares of Common Stock in connection therewith) or (B) in the event of Qualified IPO, the initial per share sale price to the investors in such Qualified IPO.

(b) The Borrower shall provide written notice (the “Liquidity Event Notice”) to the Holder as soon as possible, but in no event less than five (5) business days, before (i) the anticipated consummation of an acquisition of the Borrower by another entity by means of any transaction or series of related transactions to which the Borrower is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock primarily for capital raising purposes) yielding total proceeds of not less than twenty-five million dollars ($25,000,000); (ii) the anticipated consummation of a sale, lease or other conveyance of all or substantially all of the assets of the Borrower yielding total proceeds to the Borrower of twenty-five million dollars ($25,000,000) (each of the events set forth in (i) and (ii) above, a “Qualified Acquisition”); and (iii) the anticipated commencement of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), covering the offering and sale of Common Stock and yielding total proceeds to the Borrower of not less than twenty-five million dollars ($25,000,000) (a “Qualified IPO” and together with a Qualified Acquisition, a “Liquidity Event”). The Liquidity Event Notice shall specify the effective date on which such Liquidity Event is to take place and shall describe such transaction in reasonable detail. The Borrower shall provide Holder with regular updates regarding the Liquidity Event process.

2.3 Manner of Conversion. The conversion rights represented by this Note are exercisable by the surrender of this Note and the Notice of Conversion annexed hereto, duly executed, at the offices of the Borrower located at 4150 International Plaza, Suite 300, Fort Worth, Texas 76109 (or such other office or agency of the Borrower as it may designate by notice in writing to the registered Holder in accordance with Section 3.1 hereof). Upon receipt by the Borrower of the foregoing items, the Holder shall be entitled to receive a certificate for New Equity Securities or shares of Common Stock, as the case may be, within a reasonable time, but not later than five (5) business days after the date on which this Note shall have been converted as aforesaid. The New Equity Securities or the shares of Common Stock, as the case may be, shall be deemed to be issued to such Holder as the record owner of such New Equity Securities or shares Common Stock, as applicable, as of the close of business on the date on which this Note shall have been converted as aforesaid.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2.4 Partial Conversion. If this Note is converted with respect to less than all of the Principal and interest, the Holder shall be entitled to receive a new Note, in this form, covering the remaining Principal and interest.

3. Miscellaneous.

3.1 Notices. Any notice provided to the Borrower or the Holder shall be made in accordance with the notice provisions set forth in Section 13.7 of the Financing Agreement.

3.2 Authorized Shares. During the period this Note is outstanding, the Borrower shall reserve from its authorized and unissued shares a sufficient number of shares to provide for the issuance of shares of Common Stock upon the exercise of any conversion rights under this Note. This Note shall constitute full authority to the officers of the Borrower who are charged with the duty of executing share certificates, to execute and issue the necessary certificates for New Equity Securities or shares of Common Stock, as applicable, upon the exercise of the conversion rights under this Note. All New Equity Securities and shares of Common Stock that may be issued upon the exercise of rights represented by this Note will, upon such exercise or conversion, be validly issued and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.3 No Dividends or Other Rights as a Stockholder. Except as expressly set forth herein, this Note does not entitle the Holder to any distributions or voting rights or other rights as a holder of New Equity Securities or shares of Common Stock of the Borrower prior to the exercise hereof.

3.4 Payments. All payments in respect of this Note are to be made in lawful money of the United States of America at the Agent’s office in Chicago, Illinois or at such other place as the Agent or the Holder shall have designated by written notice to the Borrower as provided in the Financing Agreement.

3.5 Acknowledgment. For the avoidance of doubt, it is acknowledged that the Holder will be entitled to the benefit of all adjustments and changes made with regard to the Borrower’s capital stock as a result of splits, recapitalizations, combinations, reclassifications, capital reorganizations or other similar transactions affecting the Borrower’s capital stock underlying this Note that occur prior to the conversion of this Note (including any of the foregoing transactions effectuated in connection with the Borrower’s initial public offering).

3.6 Amendment. Any term of this Note may be amended or waived with the written consent of the Borrower and the Holder.

3.7 Assignment. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Borrower, but subject to applicable law and subject to the provisions of the Financing Agreement and Section 3.8 hereof.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3.8 Registered Note. This Note is registered as to both principal and any stated interest with Borrower, and transfer of this Note or any rights hereunder may be effected only by surrender of the old instrument and either the reissuance by Borrower of the old instrument to the new holder or the issuance by Borrower of a new instrument to the new holder. The foregoing requirements are intended to result in this Note being in “registered form” within the meaning of U.S. Treasury Regulations Section 1.871-14(c) and Sections 163(f), 871(h) and 881(c) of the U.S. Internal Revenue Code of 1986, as amended, and shall be interpreted and applied in a manner consistent therewith. This Note is a registered Note and, as provided in the Financing Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrower may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrower will not be affected by any notice to the contrary.

3.9 Governing Law; Jurisdiction. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The parties hereto (a) agree that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within Wilmington, Delaware, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

3.10 WAIVER OF JURY TRIAL. THE HOLDER AND THE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE.

[Signature Page to Follow]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed as of the date set out above.

BORROWER:

ELEVATE CREDIT, INC., a Delaware corporation

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	CEO

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

NOTICE OF EXERCISE

To:	ELEVATE CREDIT, INC. (the “Borrower”)

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[ ]

Reference is hereby made to that certain Senior Secured Convertible Term Note, dated as of June 30, 2016 (the “Note”). Capitalized terms used herein shall have the respective meanings set forth in the Note.

(1) Pursuant to the terms of the Note, the undersigned hereby elects to convert $            of Principal under the Note.

(2) Please issue             shares of             of the Borrower in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

(4) The undersigned hereby represents and warrants that the undersigned:

(i)	is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”) and, if an entity, each individual, securityholder, limited partner or other member of the undersigned’s organization, as applicable, is an “accredited investor” within the meaning of such Rule 501;

(ii)	has sufficient knowledge and experience in investing in companies similar to Borrower in terms of Borrower’s stage of development so as to be able to evaluate the risks and merits of its investment in Borrower and it is able financially to bear the risks thereof;

(iii)	has had an opportunity to discuss Borrower and its subsidiaries’ business, management and financial affairs with Borrower’s management, and understands the nature of Borrower’s business affairs;

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(iv)	agrees and acknowledges that any projections, estimates or forecasts regarding Borrower’s securities or Borrower’s business and financial affairs which the undersigned has received or reviewed do not represent, and shall not be deemed to be, a warranty or guarantee as to the actual future results of Borrower or the likelihood or probability that such projections, estimates or forecasts will be met;

(v)	understands that: (a) Borrower’s securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (b) no public market now exists for any of the securities issued by Borrower and that there is no assurance that a public market will ever exist for Borrower’s securities; (c) Borrower’s securities must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and other applicable securities laws or is exempt from such registration; (d) Borrower’s securities will bear a legend to such effect; and (e) Borrower’s will make a notation on its transfer books to such effect;

(vi)	has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement; and

(vii)	understands that Borrower’s securities are characterized as “restricted securities” under the applicable securities laws inasmuch as they are being acquired from Borrower in a transaction not involving a public offering and that under such laws and applicable regulations, Borrower’s securities may be resold without registration under the Securities Act and other applicable securities law only in certain limited circumstances. The undersigned is aware that the provisions of Rule 144 (the “Rule”) promulgated under the Securities Act are presently not available to exempt the sale of Borrower’s securities from the registration requirements of the Securities Act. Should the Rule subsequently become available, the undersigned is aware that any sale of Borrower’s securities effected pursuant to the Rule may, depending upon the status of the undersigned as an “affiliate” or “non-affiliate” under the Rule, be made only in limited amounts in accordance with the provisions of the Rule, and that in no event may any Borrower securities be sold pursuant to the Rule until the undersigned has held Borrower’s securities for the requisite holding period following payment of the purchase price.

(Date)	(Signature)

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.